                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 23, 1999
   ---------------------------------------------------------------------------

                           CASELLA WASTE SYSTEMS, INC.
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-911177                            03-338873
         ------------------------        ---------------------------------
         (Commission File Number)        (IRS Employer Identification No.)

   25 Greens Hill Lane, Rutland, Vermont              05701
 ----------------------------------------           ----------
 (Address of principal executive offices)           (Zip Code)

                                 (802) 775-0325
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On September 23, 1999, Casella Waste Systems, Inc. ("Casella") announced that it had entered into a third amendment to the Agreement and Plan of Merger by and among Casella, KTI, Inc., a New Jersey corporation ("KTI"), and Rutland Acquisition Sub, Inc., a New Jersey corporation and a direct, wholly-owned subsidiary of Casella.

     Casella issued a press release dated September 23, 1999, describing, among other things, the third amendment to the Agreement and Plan of Merger.

     The press release is attached hereto as Exhibit 99.1 and the third amendment to the Agreement and Plan of Merger is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are incorporated herein by reference:

        Exhibit
        Number
        -------
         99.1     Press Release dated September 23, 1999
         99.2     Amendment No. 3 to Agreement and Plan of Merger



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 1999                CASELLA WASTE SYSTEMS, INC.
                                               (Registrant)


                                        By: /s/ John W. Casella
                                            ---------------------------------
                                            John W. Casella
                                            President, Chief Executive
                                            Officer and Chairman of the Board